UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2024

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-39209 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 25, 2024, ChoiceOne Financial Services, Inc. (“ChoiceOne”) and Fentura Financial, Inc.  (“Fentura”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Fentura will be merged with and into ChoiceOne, with ChoiceOne continuing as the surviving corporation in the merger (the “Merger”). Subsequently, at a time determined by ChoiceOne, The State Bank, a wholly-owned subsidiary of Fentura, will be consolidated with and into ChoiceOne Bank, a wholly-owned subsidiary of ChoiceOne, with ChoiceOne Bank continuing as the surviving bank.

The Merger Agreement has been unanimously adopted, and the Merger and the other transactions contemplated by the Merger Agreement have been unanimously authorized and approved, by each of the boards of directors of ChoiceOne and Fentura.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, each share of Fentura common stock outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) will be converted into the right to receive 1.35 shares of ChoiceOne common stock, plus cash in lieu of any fractional shares (collectively, the “Per Share Merger Consideration”), for total consideration of approximately $180.4 million or $40.18 per share of Fentura common stock based on 4,490,087 shares of Fentura common stock issued and outstanding as of July 24, 2024. Immediately prior to the Effective Time, each outstanding and unvested share of Fentura restricted stock will automatically vest and be eligible to receive the Per Share Merger Consideration.

Following the exchange of each share of Fentura common stock owned by the Fentura Financial, Inc. Employee Deferred Compensation and Stock Ownership Plan (the “Fentura Retirement Plan”) for the Per Share Merger Consideration, ChoiceOne will redeem the shares of ChoiceOne common stock owned by the Fentura Retirement Plan for cash in an amount equal to the number of such shares of ChoiceOne common stock multiplied by the Average Purchaser Closing Price (as defined in the Merger Agreement).

Certain Governance Matters

Subject to the terms and conditions of the Merger Agreement, ChoiceOne will appoint two individuals serving on Fentura’s board of directors to serve on ChoiceOne’s board of directors (the “Company Designated Directors”), effective immediately following the Effective Time, and two individuals other than the Company Designated Directors to serve on ChoiceOne Bank’s board of directors, effective immediately following the Effective Time.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties that the parties have made to each other as of specific dates as set forth therein.  Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the Merger, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties or their respective subsidiaries, affiliates or businesses.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates as specified therein, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by certain confidential disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally are solely for the benefit of the parties to the Merger Agreement. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of ChoiceOne, Fentura or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by ChoiceOne or Fentura. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about ChoiceOne or Fentura and their respective subsidiaries and affiliates that the respective companies include in reports, statements and other filings they make with the SEC.

The Merger Agreement contains customary covenants of ChoiceOne and Fentura, including, among others, that each party will cooperate and use commercially reasonable efforts to obtain any necessary regulatory and shareholder approvals for the Merger. Fentura has also agreed to (i) conduct its business in the ordinary course generally consistent with past practice during the period between the date of the Merger Agreement and the Effective Time or earlier termination of the Merger Agreement, (ii) through its board of directors, recommend that its shareholders approve the Merger Agreement (subject to certain exceptions as provided in the Merger Agreement), (iii) call and hold a special shareholders’ meeting to approve the Merger Agreement, and (iv) solicit shareholder approval of the Merger Agreement (subject to certain exceptions as provided in the Merger Agreement).

ChoiceOne has agreed to (i) through its board of directors, recommend that its shareholders approve a proposal to amend ChoiceOne’s articles of incorporation to increase the number of authorized shares of ChoiceOne common stock from 15,000,000 shares to 30,000,000 shares and approve the proposal to issue the Per Share Merger Consideration (the “ChoiceOne Shareholder Approval”), (ii) call and hold a special shareholders’ meeting to obtain the ChoiceOne Shareholder Approval, (iii) solicit the ChoiceOne Shareholder Approval, and (iv) prepare and file with the SEC a registration statement and proxy statement as promptly as possible after the date of the Merger Agreement.

Fentura has agreed not to, subject to certain exceptions generally related to its board of directors’ exercise of its fiduciary duties (as set forth in the Merger Agreement), solicit, initiate, encourage or facilitate inquiries or proposals with respect to, engage in any discussions or negotiations concerning, or provide any confidential information relating to, any alternative business combination transactions.

If the Merger Agreement is terminated under certain circumstances, including termination of the Merger Agreement to accept a Company Superior Proposal (as defined in the Merger Agreement) as permitted by and subject to the terms of the Merger Agreement, Fentura is required to pay ChoiceOne a cash termination fee equal to $7,000,000.

Completion of the Merger is subject to certain customary closing conditions, including, among others, (i) receipt of the requisite approvals by Fentura shareholders and the ChoiceOne Shareholder Approval, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting completion of the Merger, (iv) the effectiveness of the registration statement to be filed by ChoiceOne with respect to the shares of ChoiceOne common stock to be issued as Per Share Merger Consideration and the listing of such shares of ChoiceOne common stock on the Nasdaq stock exchange, and (v) the absence of a Material Adverse Effect (as defined in the Merger Agreement) applicable to ChoiceOne or Fentura.

The above disclosure under this Item 1.01 and description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which is filed with this report as Exhibit 2.1 and is incorporated herein by reference.

In connection with the Merger Agreement, each of Fentura’s directors and executive officers owning shares of Fentura common stock entered into a Voting Agreement with ChoiceOne, in their capacity as a shareholder.  Each director and executive officer who is party to a Voting Agreement has agreed to vote in favor of approval of the Merger Agreement, subject to the exceptions set forth in the Voting Agreement.  The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the form of Voting Agreement that is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On July 25, 2024, ChoiceOne and Fentura issued a joint press release announcing the execution of the Merger Agreement, a copy of which is filed with this report as Exhibit 99.2 and is incorporated herein by reference.

On July 25, 2024, ChoiceOne issued a press release announcing that it has commenced an underwritten public offering of shares of ChoiceOne common stock, a copy of which is filed with this report as Exhibit 99.3 and is incorporated herein by reference.

Filed as Exhibit 99.4 with this report is an Investor Presentation regarding the Merger, which exhibit is incorporated herein by reference.

Filed as Exhibit 99.5 with this report are audited consolidated financial statements of Fentura as of and for the years ended December 31, 2023 and 2022, which exhibit is incorporated herein by reference.

Filed as Exhibit 99.6 with this report are unaudited interim consolidated financial statements of Fentura as of and for the six months ended June 30, 2024 and 2023, which exhibit is incorporated herein by reference.

Filed as Exhibit 99.7 with this report are unaudited interim consolidated financial statements of ChoiceOne as of and for the six months ended June 30, 2024, which exhibit is incorporated herein by reference.

Filed as Exhibit 99.8 with this report are unaudited pro forma financial statements of the consolidated company as of June 30, 2024 and for the six and twelve months ended June 30, 2024 and December 31, 2023, respectively, which exhibit is incorporated herein by reference.

Filed as Exhibit 99.9 with this report is an Investor Presentation regarding ChoiceOne, which exhibit is incorporated herein by reference.

Forward-Looking Statements

This report and its exhibits contain forward-looking statements.  Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future” and variations of such words and similar expressions are intended to identify such forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of ChoiceOne or Fentura with respect to this planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the proposed transaction on the combined company’s future financial performance and the timing of the closing of the proposed transaction.  These statements reflect current beliefs as to the expected outcomes of future events and are not guarantees of future performance.  These statements involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence.  Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements.  Furthermore, ChoiceOne does not undertake any obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.  Such risks, uncertainties and assumptions, include, among others, the following:

•
the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in a materially burdensome regulatory condition (as defined in the Merger Agreement));

•
the failure of Fentura to obtain shareholder approval, for ChoiceOne to obtain the ChoiceOne Shareholder Approval, or for either party to satisfy any of the other closing conditions to the proposed transaction on a timely basis or at all;

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;

•
the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where ChoiceOne and Fentura do business, or as a result of other unexpected factors or events;

•	the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;

•	diversion of management’s attention from ongoing business operations and opportunities;

•	potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; or

•	the outcome of any legal proceedings that may be instituted against ChoiceOne or Fentura.

Additional risk factors include, but are not limited to, the risk factors described in Item 1A in ChoiceOne’s Annual Report on Form 10-K for the year ended December 31, 2023 and in any of ChoiceOne’s subsequent SEC filings, which are available on the SEC’s website, www.sec.gov.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger between ChoiceOne and Fentura. This material is not a solicitation of any vote or approval of the ChoiceOne or Fentura shareholders and is not a substitute for the proxy statement/prospectus or any other documents that ChoiceOne and Fentura may send to their respective shareholders in connection with the proposed transaction.

In connection with the proposed Merger, ChoiceOne will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement and Prospectus of ChoiceOne and Fentura, as well as other relevant documents regarding the proposed Merger. A definitive Proxy Statement and Prospectus will be sent to ChoiceOne and Fentura shareholders when available. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A free copy of the Proxy Statement and Prospectus, once available, as well as other filings containing information about ChoiceOne, Fentura, and the proposed transaction may be obtained at the SEC’s Internet site http://www.sec.gov. You will also be able to obtain these documents, free of charge, from ChoiceOne under the "Investor Relations" section of its website, www.choiceone.bank (which website is not incorporated herein by reference). In addition, investors and security holders may obtain free copies of the documents ChoiceOne has filed with the SEC by directing a request to ChoiceOne Financial Services, Inc., Attn: Adom Greenland, 109 E. Division Street, Sparta, Michigan 49345 or by phone at (616) 887-2334.

Participants in Solicitation

ChoiceOne, Fentura, and certain of their respective directors, executive officers and other members of management or employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies from ChoiceOne and Fentura shareholders in respect of the proposed Merger, which will be described in the Proxy Statement and Prospectus. Information about ChoiceOne’s directors and executive officers is available in its definitive proxy statement relating to its 2024 annual meeting of shareholders, which was filed with the SEC on April 11, 2024, and other documents filed by ChoiceOne with the SEC. Information about the directors and executive officers of Fentura and their ownership of Fentura common stock and those participants and other persons who may, under the SEC’s rules, be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement and Prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(b)
Pro Forma Financial Information.

The unaudited pro forma financial statements of the consolidated company as of June 30, 2024 and for the six and twelve months ended June 30, 2024 and December 31, 2023, respectively, are filed with this report as Exhibit 99.8

(d)	Exhibits:

2.1
Agreement and Plan of Merger by between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc. dated July 25, 2024.  (The schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the SEC upon request.)

23.1	Consent of Rehmann Robson LLC

99.1	Form of Voting Agreement

99.2	Merger Press Release dated July 25, 2024

99.3	Offering Press Release dated July 25, 2024

99.4	Investor Presentation - Merger

99.5	Audited Consolidated Financial Statements of Fentura Financial, Inc.

99.6	Unaudited Interim Consolidated Financial Statements of Fentura Financial, Inc.

99.7	Unaudited Interim Consolidated Financial Statements of ChoiceOne Financial Services, Inc.

99.8	Unaudited Pro Forma Financial Statements of the Consolidated Company

99.9	Investor Presentation – ChoiceOne Financial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 25, 2024	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Adom J. Greenland
Adom J. Greenland
Its Chief Financial Officer and Treasurer